Exhibit 99.1
THE SHUMAN LAW FIRM
KIP B. SHUMAN
RUSTY E. GLENN
885 Arapahoe Ave.
Boulder, CO 80302
Telephone: (303) 861-3003
Facsimile: (303) 484-4886

HARWOOD FEFFER LLP
ROBERT I. HARWOOD
MATTHEW M. HOUSTON
488 Madison Avenue, 8th Floor
New York, NY 10022
Telephone:  (212) 935-7400
Facsimile:  (212) 753-3630

Co-Lead Counsel for Plaintiffs

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IN RE SUNPOWER CORPORATION SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS	) ) ) ) ) ) ) ) ) )	Lead Case No. 1:09-CV-158522 (Consolidated with Case No. 1:09-CV-159022) NOTICE OF DERIVATIVE SETTLEMENT

NOTICE OF DERIVATIVE SETTLEMENT

TO:   ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF SUNPOWER CORPORATION (“SUNPOWER” OR THE “COMPANY”) AS OF DECEMBER 19, 2013 (“CURRENT SUNPOWER SHAREHOLDERS”).  PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  YOUR RIGHTS MAY BE AFFECTED.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.  YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION (THE “STATE ACTION”).

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE STATE ACTION, SHAREHOLDERS OF SUNPOWER MAY BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.  THIS ACTION IS NOT “CLASS ACTION” LITIGATION.  THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE STATE ACTION.  THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.  IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE SETTLING PARTIES.

PLEASE TAKE NOTICE that the State Action, as well as certain related putative shareholder derivative actions, are being settled on the terms set forth in a Stipulation and Agreement of Settlement dated December 19, 2013 (the “Stipulation”).1

I.	SUMMARY OF THE ACTIONS BY SETTLING SHAREHOLDERS

A.	The Actions

The first of three state derivative actions was commenced on December 1, 2009 which were subsequently consolidated into In re SunPower Corp. Shareholder Derivative Litigation in California Superior Court, Santa Clara County, Case No. 1:09-CV-158522 (“State Action”). On December 4, 2009, the first of two federal derivative actions was commenced which were

1             This notice should be read in conjunction with the Stipulation, which has been filed with the Court and is posted at the investor relations portion of SunPower’s website, investors.sunpower.com. All capitalized terms herein have the same meanings as set forth in the Stipulation.

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consolidated into In re SunPower Corp. Shareholder Derivative Litigation in the United States District Court for the Northern District of California, Case No. CV-09-5731-RS (“Federal Action”). On April 20, 2010, Delaware Plaintiff Melvin J. Brenner served an inspection demand pursuant to 8 Del. C. § 220, and after negotiations with the Company, received certain relevant documents, including minutes of SunPower’s Board and Audit Committee from January 2008 through March 2010. On May 23, 2011, the Delaware Plaintiff commenced the action captioned Brenner v. W. Steve Albrecht, et al., C.A. No. 6514-VCP in Delaware Chancery Court (“Delaware Action”). Collectively, these derivative lawsuits are referred to herein as the “Actions.”

Each of the Actions alleges breach of fiduciary duty and insider trading claims on behalf of SunPower against the Individual Defendants. The Actions allege the Individual Defendants breached their fiduciary duties, which allegedly resulted in a material accounting restatement. Plaintiffs further allege that the Individual Defendants failed to disclose a series of manual journal entries and other accounting adjustments made in connection with overseas manufacturing facilities designed to understate SunPower’s expenses and work-in-process inventory and thereby artificially inflated the Company’s income and earnings per share. Plaintiffs allege that while failing to disclose the accounting irregularities, certain of the Individual Defendants sold approximately 239,713 shares of SunPower stock.

On November 16, 2009, SunPower disclosed that there had been unsubstantiated accounting entries in connection with its Philippines operations. On March 19, 2010, SunPower filed a Securities and Exchange Commission (“SEC”) Form 10-K that restated the Company’s financial statements for the entire 2008 fiscal year and the first three fiscal quarters in 2009.

Plaintiffs alleged that these acts (which are described in more detail in the Stipulation) were the result of the Individual Defendants’ breaches of their fiduciary duties to SunPower and caused harm to the Company. As discussed herein and more fully in the Stipulation, this proposed Settlement resolves certain claims related to these events.

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II.	SUMMARY OF SETTLEMENT AND SETTLEMENT NEGOTIATIONS

Counsel for the Settling Parties engaged in extensive efforts to resolve the Actions, as detailed in the Stipulation.

Specifically, in April 2013, the Settling Parties began a dialogue regarding the possible resolution of the Actions.  A mediation was scheduled for May 9, 2013 before Mr. Jed Melnick of JAMS. On April 12, 2013, the Settling Parties held a pre-mediation telephone conference with Mr. Melnick.  On April 17, 2013, Plaintiffs’ Counsel sent a demand for corporate governance reforms to Defendants’ Counsel Morrison & Foerster LLP to be adopted by SunPower in connection with a settlement of the Actions. On May 3, 2013, Plaintiffs’ Counsel submitted a joint mediation statement to Mr. Melnick, including an extensive discussion of the claims and the documents provided to Plaintiffs by Defendants.  Prior to the May 9, 2013 mediation, the Settling Parties continued to negotiate the terms of the corporate governance reforms and exchanged drafts thereof. Despite the Settling Parties’ work at the full-day mediation session on May 9, 2013, the Actions did not settle at that time.  However, with Mr. Melnick’s assistance, an agreement in principle to resolve the claims was subsequently reached. After the substantive relief in the form of the corporate governance reforms was negotiated, the Settling Parties negotiated the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel.

In addition to corporate governance reforms previously implemented by SunPower, SunPower will adopt, within 60 days of final approval of the Settlement, the following corporate governance procedures. All such procedures shall be maintained for three (3) years, whereafter the procedures may be eliminated upon a majority vote of the Board of Directors, or until the Company’s common stock is no longer publicly traded, whichever occurs first. SunPower’s Board of Directors acknowledges that the following corporate governance procedures were implemented, modified, and/or are being maintained in response to the pending shareholder derivative actions.

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A.	Senior Internal Audit Professional

1.             The Company shall maintain a senior management position within the Internal Audit Department, at least at the Senior Director level, currently held by the Senior Director, Internal Audit (“SDIA”).

2.             The SDIA will report directly to the Audit Committee and administratively to the CFO. The SDIA will act as the principal liaison between the Internal Audit Department and the Audit Committee.

3.             The risks associated with the financial reporting-related functions in the Company’s international production facilities will be assessed and, to the extent appropriate, prioritized in the Company’s internal audit plan.

4.             The Company shall revise its Code of Business Conduct and Ethics to state that the SDIA will share with the General Counsel responsibility for the oversight and management of the Company’s Code of Business Conduct and Ethics.

5.             The Company shall revise its Code of Business Conduct and Ethics to state that the SDIA shall be designated as an additional recipient of all reports generated by the Company’s Whistleblower policy and Compliance and Ethics Helpline.

B.	International Compliance

1.            The Internal Audit responsibilities shall include an annual assessment of internal controls worldwide, as part of the Company’s Sarbanes-Oxley compliance program, governing manual journal entries, accounting for costs of goods sold (COGS), inventory, and all other material financial reporting-related functions.

2.            The Company shall continue to maintain documented processes for capitalizing manufacturing variances and train responsible employees on the proper methods throughout the organization, including with respect to all international operations.

C.	Director Time Commitments

1.            The Company shall revise its Corporate Governance Principles to state that a director who also serves as the CEO of the Company should not serve on more than two (2) other public company boards absent consent from the Nominating and Corporate Governance Committee, and in no event more than three (3) other public company boards.

2.            The Company shall revise its Corporate Governance Principles to state that directors other than the CEO should not serve on more than six (6) other public company boards.

D.	Director Education and Information

1.            The Company will make available to the directors continuing education programs designed for directors of publicly-traded companies. Such programs should be selected by SunPower’s General Counsel, and shall focus on  areas such as compliance with Generally Accepted Accounting Principles in the

NOTICE OF DERIVATIVE SETTLEMENT

United States of America (“GAAP”), the Sarbanes-Oxley Act of 2002, and public company reporting and compliance requirements.

2.            The Company will, consistent with its Corporate Governance Principles, continue to reimburse the directors for reasonable costs incurred for attending continuing education programs designed for directors of publicly-traded companies.

3.            The Company shall revise its Corporate Governance Principles to recommend that each independent director attend at least six (6) hours per year of continuing education programs.

4.            Management shall provide training to new directors to familiarize them with the Company’s business operations and financial reporting worldwide, and will provide periodic training on these issues to all board members. This additional training will satisfy, in whole or part, the recommended six hours of additional director education referenced in paragraph D.3.

5.            SunPower’s General Counsel shall disseminate written materials to all SunPower directors on an annual basis outlining recent legal decisions and developments, if any, germane to the directors’ fulfillment of their fiduciary duties.

6.             The Audit Committee shall receive a report identifying key risks to the Company’s business worldwide.

E.	Compensation Evaluation

1.            At least once every three (3) years, the Compensation Committee shall retain an independent consultant to (a) conduct a comparative study of the Company’s executive compensation policies relative to comparable public companies, and (b) propose any improvements to these policies.  The study prepared by such consultant shall be presented to the Compensation Committee at a regularly scheduled meeting.

2.            In conducting evaluations and determining executive compensation, the Compensation Committee will evaluate the commitment of senior management to ethics and compliance as a component of the executive’s performance review.

F.	Forfeiture of Bonuses and Profits for Restatement

1.            In the event that the Company  restates its financial statements filed with the SEC, the Board shall consider whether it is appropriate for the Company to demand, and if appropriate shall cause the Company to demand, reimbursement, in whole or in part, of any annual incentive payment or long-term incentive payment to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of the restatement; (2) the Board determines the executive officer engaged in intentional or reckless misconduct that caused the need for the restatement; and (3) a lower payment would have been made to the executive based upon the restated financial results. For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

G.	Employee Training Regarding Business Conduct and Ethics Compliance and GAAP

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1.            The Company will maintain its training program for all employees, including employees in its manufacturing facilities around the world, regarding the Company’s Code of Business Conduct and Ethics and availability of the Company’s Whistleblower Hotline, and will provide such training on a bi-annual basis.  The training program will advise employees that the Company will not permit retaliation against any employee reporting concerns.  Employees will provide written or electronic confirmation that they reviewed a copy of the Company’s Code of Business Conduct and Ethics.

2.            Employees working in functions related to finance or accounting shall be required and/or recommended, as appropriate, to participate in continuing professional education programs regarding compliance with GAAP deemed important to the Company’s business.

3.            The Company will reimburse the employees for reasonable costs incurred for attending such continuing educational programs.  Employees participating in such continuing professional education programs will provide a written or electronic acknowledgment attesting that he or she participated.

4.            At least annually, one or more members of the Company’s senior management shall personally visit the Company’s international production facilities.

5.            The Company shall conduct formal, documented exit interviews of all senior management, including at its international production facilities, except when eliminating positions or terminating someone for cause.

H.	Audit Committee Functions

1.            The Audit Committee Charter shall be amended to specifically extend the Audit Committee’s oversight to the Company’s Internal Audit function.

2.            The Audit Committee shall undertake the following duties:

a.            Review and concur with the appointment, replacement, reassignment, or dismissal of senior Internal Audit personnel, including the SDIA.

b.            Consider, in consultation with the SDIA and senior Internal Audit personnel, the scope and plan of the internal audit.

c.            Review with the SDIA and senior Internal Audit personnel and the Company’s independent auditor the coordination of audit efforts with the objective of achieving completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

d.            Consider and review with the SDIA and senior Internal Audit personnel (i) significant findings during the year and management’s responses thereto; (ii) any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; (iii) any changes required in the planned scope of their audit plan, and (iv) the Internal Audit department budget and staffing.

e.            Review with the Chief Financial Officer and Principal Accounting Officer and the independent auditors the sufficiency and quality of the Internal Audit staff and other financial and accounting personnel of the Company.

f.             Continue its practice of meeting with the SDIA, senior Internal Audit personnel, the CFO and the Principal Accounting Officer in executive session at the conclusion of the annual audit.

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g.            Continue its practice of discussing with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board [Item 407(d)(3)(i)(B) of Regulation S-K].

h.            Continue its practice of overseeing, reviewing, and periodically updating the Company’s Code of Business Conduct and Ethics and the Company’s procedures to monitor compliance with and enforcement thereof.

i.             Continue its practice of discussing, with the independent auditor, the SDIA, the CFO, the Principal Accounting Officer and management the extent to which changes or improvements in financial or accounting practices have been implemented.

j.             Review policies and procedures on executive expense accounts and perquisites, including the use of company assets, and consider the results of any work in these areas by the internal or the external auditor.

3.    The Audit Committee Charter, Section B, “Independent Auditor,” shall be amended to include as a required item for discussion with the independent auditor the adequacy of the Company’s internal controls worldwide.

4.    The Audit Committee Charter, Section B, “Independent Auditor,” shall be amended to require the Audit Committee to obtain from the independent auditor annually a report on any significant deficiencies or material weaknesses identified in the audit of the consolidated financial statements of SunPower Corporation and its subsidiaries worldwide.

5.     The “Risk Oversight” portion of the Audit Committee Charter shall be amended to add a provision that the Audit Committee must consider accounting and financial reporting risks to the Company inherent in the Company’s business worldwide.

I.	Revision of Insider Trading Policy

1.     The “Pre-Clearance of Trades” provision of the Insider Trading Policy shall be modified to appoint the Company’s General Counsel or, if the General Counsel is unavailable, the General Counsel’s delegate, as the sole source for the pre-clearance authorization of all trades covered by the Insider Trading Policy.

2.     The Company’s General Counsel shall provide a report annually to the Audit Committee of the insider trading activity of all directors and Section 16 officers.

J.	Lead Independent Director Duties

1. The Company shall revise its Corporate Governance Principles to specify the following additional duties for the Lead Independent Director:

a.           Coordinate the scheduling of board meetings and dissemination of related agenda materials for board meetings and executive sessions of the board’s independent or non-management directors.

b.           Assist the board and management in their efforts regarding compliance with implementation of the Company’s Corporate Governance Principles.

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c.           Act as the principal liaison between the independent directors and the CEO on sensitive issues.

d.           Be available for communications with shareholders.

e.           Consult with board committee chairs, as requested, in fulfilling their designated roles and responsibilities to the board.

2.           The Company’s Proxy Statement shall include a written statement explaining why the combined CEO/Chairman position as currently structured is in the best interests of shareholders.

K.	D&O Insurance

1.           The Company’s Nominating and Corporate Governance Committee shall oversee a periodic review of all D&O insurance policies, including A, B, and C coverage, purchased by SunPower for the Company, its senior management, and its board of directors, and assess the sufficiency of coverage.

L.	Board Composition

1.           The board of directors shall appoint a third independent director to join the board of directors and Audit Committee no later than September 1, 2013.

III.	REASONS FOR THE SETTLEMENT

Plaintiffs and SunPower believe that this Settlement is in the best interests of SunPower and Current SunPower Shareholders.

A.	Why Did The Plaintiffs Settle?

Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Actions.  Plaintiffs' Counsel have analyzed the evidence discovered during their investigation, and have researched the applicable law with respect to the potential claims of Plaintiffs, SunPower, and Current SunPower Shareholders against the Defendants, as well as the potential defenses thereto.

Based upon the investigation and analysis described above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable, and adequate to Plaintiffs, SunPower, and Current SunPower Shareholders, and in their best interests, and have agreed to settle the claims raised in the Actions pursuant to the terms and provisions of the

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Stipulation after considering, among other things: (i) the substantial benefits that SunPower and Current SunPower Shareholders have received or will receive from the Settlement; (ii) the attendant risks of continued litigation of the Actions; and (iii) the desirability of permitting the Settlement to be consummated.

In particular, Plaintiffs and their counsel considered the significant litigation risk inherent in the Actions.  The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim.  While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Actions may not succeed in producing a recovery in light of the applicable legal standards and possible defenses.  Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best possible relief for SunPower and for Current SunPower Shareholders.

B.	Why Did Defendants Agree To Settle?

The Defendants deny each and every allegation of wrongdoing or liability made against them in the Actions.  The Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of SunPower and SunPower’s shareholders.  The Defendants assert that they have meritorious defenses to the claims in the Actions, and that judgment should be entered dismissing all claims against them with prejudice.  Nonetheless, the Defendants have entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

IF YOU ARE A CURRENT SUNPOWER SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE STATE ACTION.

As detailed in the Stipulation at ¶1.17, the Settlement, once approved by the Court, provides for the release of certain claims as defined in the Stipulation as follows:

“Released Claims” means any and all claims for relief (including Unknown Claims as defined below [in Stipulation at ¶1.24]), rights, demands, causes of action,

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liabilities, debts, obligations, matters, issues and suits of any kind whatsoever, whether known or unknown, contingent or absolute, matured or unmatured, discoverable or undiscoverable, whether or not concealed or hidden, that have been, or could or might have been, or in the future might be asserted by Plaintiffs, SunPower, and/or  any SunPower shareholder derivatively on behalf of SunPower against any Released Persons that are based upon or related to (i) the Actions, (ii) the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could or might have been alleged in the Actions; and/or (iii) the settlement of the Actions, including the payments provided for in this Stipulation, and the reasonable attorneys’ fees, costs, and expenses incurred in defense thereof.  Notwithstanding the foregoing, Released Claims shall not include claims to enforce the terms of this Stipulation or the Settlement. In addition, nothing set forth herein shall constitute a release by any Defendant of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provide insurance or indemnification to any of the Released Persons of any claim arising out of the rights, remedies, duties or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon the resolution of such claim. Nothing set forth herein shall constitute a release by or among the Company and the Individual Defendants or Released Persons of the rights and obligations relating to indemnification or advancement of defense costs arising from the Company’s or any of its subsidiary’s, division’s or related or affiliated entity’s certificate of incorporation or bylaws, Delaware law, or any indemnification agreement or similar agreement.

Each SunPower shareholder is hereby placed on notice that the Settlement, if approved, is intended to foreclose their ability to seek legal or equitable relief from SunPower or the Individual Defendants (and certain defined persons affiliated therewith) relating to the issues alleged or the facts and circumstances set forth in the Actions.  If shareholders have questions concerning the scope of the release, or its impact, they are encouraged to seek independent legal advice.

IV.	YOUR RIGHT TO ATTEND THE SETTLEMENT HEARING

On August 22, 2014, at 9:00 a.m., a hearing (the “Settlement Hearing”) will be held before the Superior Court of the State of California, Santa Clara County, the Honorable Peter H. Kirwan, Department 1, located at 191 North First Street, San Jose, CA 95113 to determine, among other things: (1) whether the terms of the Settlement, including an award of attorneys’ fees and expenses in a total amount not to exceed $1,000,000.00 (the “Fee and Expense Amount”) to Plaintiffs’ Counsel in the Actions, upon the terms and conditions set forth in the Stipulation, should be approved as fair, reasonable, and adequate; (2) whether the Actions should be dismissed and with prejudice; and (3) whether an award of $2,000.00 (the “Incentive Amounts”), payable from the Fee

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and Expense Amount or any portion thereof awarded, should be awarded to each of the Plaintiffs in recognition for their service in the Actions.

Any Current SunPower Shareholder may, but is not required to, appear in person at the Settlement Hearing.  CURRENT SUNPOWER SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.  If you want to be heard at the Settlement Hearing, then you must comply with the procedures for objecting, which are set forth below.

The Court has the right to change the Settlement Hearing date or time without further notice.  Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court.

V.	YOUR RIGHT TO OBJECT TO THE SETTLMENT

You have the right to appear and object to any aspect of the proposed Settlement through counsel as provided for in California Rules of Court, Rule 3.766(d).  You must object in writing, and you may request to be heard at the Settlement Hearing.  IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES.

A.	You Must Make Detailed Objections in Writing

Any objections must be submitted in writing and must contain the following information:

1.           your name, legal address, and telephone number;

2.           proof of current ownership of SunPower common stock, including the number of shares of SunPower common stock and the date of purchase, as well as documentary evidence of when such stock ownership was acquired;

3.           a detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

4.           the grounds for each objection or the reasons for your desiring to appear and to be heard;

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5.           written notice of whether you intend to appear at the Settlement Hearing; and

6.           copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court will not consider any objection that does not substantially comply with the above requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs' Counsel, and Defendants' Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN AUGUST 11, 2014.  The Clerk's address is:

Clerk of the Court
SUPERIOR COURT OF CALIFORNIA
191 North First Street
San Jose, CA 95113

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS' COUNSEL AND DEFENDANTS' COUNSEL SO THEY ARE RECEIVED NO LATER THAN AUGUST 11, 2014.  Counsel's addresses are:

Kip B. Shuman
Rusty E. Glenn
THE SHUMAN LAW FIRM
885 Arapahoe Ave.
Boulder, CO 80302
Telephone: (303) 861-3003
Facsimile: (303) 484-4886

Co-Lead Counsel for State Plaintiffs

and

Jordan Eth
Judson E. Lobdell
MORRISON & FOERSTER LLP
425 Market Street

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San Francisco, CA 94105 Telephone: (415) 268-7000 Facsimile: (415) 268-7522

Counsel for SunPower Corporation and Individual Defendants W. Steve Albrecht, Betsy S. Atkins, Pat Wood III, Thomas R. McDaniel, Thomas H. Werner, T.J. Rodgers, Uwe-Ernst Bufe, Dennis Arriola, Emmanuel Hernandez, John B. Rodman.

Sara B. Brody
SIDLEY AUSTIN LLP
555 California Street, Suite 2000
San Francisco, CA 94104
Telephone: (415) 772-1279
Facsimile:  (415) 772-7400

    Counsel for Individual Defendant Mariano M. Trinidad

The Court will not consider any objection that is not timely filed with the Court or not timely delivered to Plaintiffs' Counsel and Defendants' counsel.  Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal), and will be forever barred from raising such objection or request to be heard in this or any other related action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases given.

Inquiries regarding the Settlement may be made to Counsel for the Plaintiffs: Kip B. Shuman, The Shuman Law Firm, 885 Arapahoe Ave., Boulder, CO 80302, Telephone: (303) 861-3003.

PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE

DATED June 6, 2014	BY ORDER OF THE SANTA CLARA SUPERIOR COURT

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